Redeemable Convertible Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Schedule of Redeemable Convertible Preferred Stock
The following table summarizes the redeemable convertible preferred stock outstanding immediately prior to the conversion into common stock, and the rights and preferences of the Company’s respective series preceding the Company’s IPO in December 2020 (in millions, except share amounts which are reflected in thousands, and per share data):

Series	Shares Authorized	Shares Issued and Outstanding	Issuance Price		Per Share Conversion Price	Aggregate Liquidation Preference	Carrying Value
Series A-1	13,330	13,330	$0.15		$0.15	$2	$7
Series A	27,159	27,159	0.73		0.73	20	20
Series B	7,925	7,925	5.68		5.48	45	45
Series C	26,839	26,839	4.79		4.79	128	128
Series D	98,008	98,008	5.51	(1)	5.51	540	535
Series E	18,055	18,055	13.85		13.85	250	250
Series F	18,186	18,186	22.48		22.48	409	476
Series G	21,165	21,165	37.94		37.94	803	803
Series H	9,351	8,316	45.91		45.91	382	382

Total	240,018	238,983				$2,579	$2,646

(1)
The issuance price for Series D redeemable convertible preferred stock was $5.50688, except for shares issued via the conversion of certain of the outstanding convertible promissory notes issued in 2017, for which the conversion price was $4.78778 per share.

Schedule of Fair Value of the Liability (Valued as a Forward Contract)
The fair value of the liability (valued as a forward contract) at issuance and as of subsequent closing was determined with the following assumptions:

	As of February 22, 2019	As of May 14, 2019
Current forward price per share	$22.48	$37.76
Contractual forward price per share	$22.48	$22.48
Risk-free rate	2.46%	2.41%
Expected years until subsequent closing	0.23	—
Present value of contractual forward price per share	$22.35	$22.48
Value of the forward contract per share	$0.13	$15.28
Number of preferred shares issued in the subsequent closing	4,449,370	4,449,370

Fair value of forward contract liability (in millions)	$1	$68